UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2009
RedHawk Energy Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51880 (Commission File Number)	27-0335366 (IRS Employer Identification Number)
1118 Jefferson Street
Lafayette, Louisiana 70501
(Address of principal executive offices)
Registrant’s telephone number, including area code: (337) 269-5933
HSM Holdings, Inc.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Certifying Accountants.
On July 24, 2007, the Board of Directors (the “Board”) of RedHawk Energy Corporation (the “Company”) notified Gately & Associates, LLC (“Gately”) that it had determined to dismiss Gately as the Company’s independent registered public accounting firm, effective as of July 24, 2009, and on July 27, 2009, the Company engaged Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.
Gately’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through July 24, 2009, there were (1) no disagreements between the Company and Gately on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Gately, would have caused Gately to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided Gately with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Gately furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Gately’s letter dated July 27, 2009, is attached as Exhibit 16.1 hereto.
During the fiscal years ended December 31, 2008 and 2007, respectively, and in the subsequent interim period through July 24, 2009 neither the Company nor anyone acting on its behalf has consulted with PKF on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment and Restatement of Certificate of Incorporation
By unanimous written consent effective July 21, 2009, the Board adopted resolutions proposing the adoption of the Company’s Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”). By written consent effective July 21, 2009, the sole shareholder of the Company approved the Restated Certificate of Incorporation to be effective as of that date. The Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 24, 2009.
The primary effects of the Restated Certificate of Incorporation were to change the name of the Company from HSM Holdings, Inc. to Redhawk Energy Corporation and to enable the Board to issue blank check preferred stock.
The foregoing description of the Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
(b) Amendment and Restatement of Bylaws
By unanimous written consent effective July 27, 2009, the Board adopted resolutions approving the Company’s Amended and Restated Bylaws (the “Bylaws”). The following is a brief summary of the material changes between the former bylaws of the Company (the “Former Bylaws”) and the Bylaws. The summary does not purport to be complete as to all of the changes or with respect to given changes, as to all aspects of such changes.

	Former Bylaws	Bylaws
Registered Office	None	2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware. The registered agent of the Corporation at this address is Corporation Service Company.

Annual Meetings of the Stockholders	The annual meeting of the stockholders shall be held on February 1st each year if it is not a legal holiday.	The annual meeting of the stockholders shall take place at such time as may be fixed by resolution of the Board.

Special Meetings of the Stockholders	Special stockholder meetings may be called at any time by the President if he deems it necessary, if he is directed to do so by a majority of the Board or whenever on-third of the number of shares of capital stock shall request the same in writing.	Special stockholder meetings may be called at any time by the Secretary at the direction of the Board pursuant to a resolution adopted by the Board.

Notice of Stockholder Meeting	Notice of the time and place of meetings shall be given to the stockholders at least ten (10) days and not more than fifty (50) days prior to each stockholder meeting. The notice shall indicate the name and capacity of each person under whose direction the meeting was called. For special meetings, the notice shall contain the purpose for which the meeting has been called.	Notice of the time and place of meetings, and notice of any means of remote communication which will allow a stockholder to be deemed in attendance, shall be given to stockholders at least ten (10) days and not more than sixty (60) days prior to each stockholder meeting. For special meetings, the notice shall contain the purpose for which the meeting has been called. There is no requirement that the notice include the name of the person calling the meeting. There are procedures by which electronic communication shall be effective notice.

Notice of Stockholder Nominations and Business	None	Notice must be given by the stockholders to the Secretary, within stated time periods, of all nomination for elections and other business to be discussed at meetings of stockholders. If the notice is not properly given, the issue may not be brought before the meeting or the potential nominee may not be nominated for election.

	Former Bylaws	Bylaws
Proxies	Stockholders may authorize others to act for them via proxy. Every proxy must be signed by the stockholder or his attorney-in-fact. No proxy should be voted on after eleven (11) months from its date unless the proxy provides for a longer period.	Stockholders may authorize others to vote for them via proxy. A proxy may not be voted on after three years from its date unless the proxy provides for a longer period. Any proxy to be used at a stockholder meeting must be filed with the Secretary at or before the time of the meeting.

Voting	Voting need not be by ballot.	The Board or the officer presiding over the stockholder meeting may require that any vote shall be cast by written ballot.

Inspector of Elections	An inspector of election may, but need not, be appointed for each stockholder meeting. If appointed an inspector has specific duties and shall make a written report only if requested.	The Board shall appoint one or more inspectors to act at each meeting. The inspector(s) shall make a written report of their actions after every stockholder meeting.

Number of Directors	The number of directors may be fixed from time to time by the Board or by a majority of the stockholders at an annual or special meeting.	The number of directors may be fixed from time to time by a resolution of the Board only.

Special Meetings of the Board	Special meetings of the Board shall be held whenever called by the President, Vice-President, the Secretary, or any director in writing. Each director must be provided notice of the meeting with three days before the meeting if sent by telegraph or five days before the meeting if sent my mail.	Special meetings of the Board may be called by the Chairman of the Board or a majority of the Board. Notice of the special meeting must be provided to each director at least four days before the meeting if sent by mail, or 24 hours if sent by telephone, facsimile, or electronic transmission.

Indemnification	None	Indemnifies and holds harmless directors, officers, and other employees in certain situations as may be allowed by law, including certain rights to advance repayment of costs and expenses. If a party is not indemnified more than 60 days after the claim was received by the Corporation, the claimant may bring suit for repayment against the Corporation. The Corporation may provide insurance to protect itself and its employees from any expense, liability, or loss.
The foregoing description of Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibit.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedHawk Energy Corporation
By:	/s/ G. Darcy Klug
G. Darcy Klug
President (authorized signatory and Principal Executive Officer)

Date: July 28, 2009

RedHawk Energy Corporation
Exhibit Index

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of HSM Holdings, Inc., filed with the Delaware Secretary of State of Delaware on July 24, 2009.

3.2	Amended and Restated Bylaws of RedHawk Energy Corporation, dated July 27, 2009.

16.1	Letter of Gately & Associates, LLC dated July 28, 2009.